                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                     FIRST OF MICHIGAN CAPITAL CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                              DATED JUNE 18, 1997
                                       BY
                             FMCC ACQUISITION CORP.
                    AN INDIRECT AND WHOLLY OWNED SUBSIDIARY
                                       OF
                         FAHNESTOCK VINER HOLDINGS INC.

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
        TIME, ON WEDNESDAY, JULY 16, 1997, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:

                              THE BANK OF NEW YORK

                 By Mail:                           By Facsimile Transmission:                      By Hand/Overnight
            Tender & Exchange                             (212) 815-6213                            Tender & Exchange
              P.O. Box 11248                              (For Eligible                                 Department
          Church Street Station                         Institutions Only)                          101 Barclay Street
            New York, New York                                                                 Receive and Deliver Window
                10286-1248                                                                      New York, New York 10286

                                                      Confirm by Telephone:
                                                         (800) 507-9357


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THAT SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


     This Letter of Transmittal is to be completed by holders of Shares (as defined below) (the 'Tendering Stockholders') if certificates evidencing Shares ('Certificates') are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase referred to below) is used, if delivery of Shares is to be made by book-entry transfer to an account maintained by The Bank of New York (the 'Depositary') at The Depository Trust Company ('DTC') or the Philadelphia Depository Trust Company ('PDTC') (each a 'Book-Entry Transfer Facility') pursuant to the procedures set forth in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase (as defined below).


     Tendering Stockholders whose Certificates for Shares are not immediately available or who cannot deliver their Certificates for, or a Book-Entry Confirmation (as defined in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in 'TENDER OFFER -- Terms of the Offer' of the Offer to Purchase) may tender their Shares according to the guaranteed delivery procedures set forth in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

----------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                                        NUMBER
                                                                                                      OF SHARES          NUMBER
                                                                                        SHARE        REPRESENTED           OF
                 NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                     CERTIFICATE          BY             SHARES
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON THE CERTIFICATE(S))     NUMBER(S)(1)  CERTIFICATE(S)(1)   TENDERED(2)
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    -----------------------------------------------

                                                                                    -----------------------------------------------

                                                                                    -----------------------------------------------
                                                                                    Total Shares
-----------------------------------------------------------------------------------------------------------------------------------
 (1) Need not be completed by holders of Shares delivering Shares by Book-Entry Transfer.
 (2) Unless otherwise indicated, it will  be assumed that all Shares represented  by Certificates delivered to the Depositary  are being tendered. See Instruction 4.
-----------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

         Name of Tendering Institution:  .......................................
         Check Box of Book-Entry Transfer Facility:

               [ ] DTC               [ ] PDTC

         Account Number: ______________  Transaction Code Number: ______________

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

       Name(s) of Registered Owner(s): _________________________________________
       Window Ticket Number (if any): __________________________________________
       Date of Execution of Notice of Guaranteed Delivery: _____________________ Name of Institution which Guaranteed Delivery: __________________________ If delivery is by book-entry transfer, check box of applicable Book-Entry Transfer Facility:

               DTC [ ]               PDTC [ ]

         Account Number: ______________  Transaction Code Number: ______________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


     The undersigned hereby tenders to FMCC Acquisition Corp. (the 'Purchaser'), a Delaware corporation and an indirect wholly owned subsidiary of Fahnestock Viner Holdings Inc. ('Holdings'), the above-described shares of Common Stock, par value $.10 per share (the 'Shares'), of First of Michigan Capital Corporation, a Delaware corporation ('Company'), at a purchase price of $15.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 18, 1997 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with any amendments or supplements thereto, collectively, constitute the 'Offer'). The Purchaser has been formed by Holdings in connection with the Offer and the transactions contemplated thereby. The Offer is being made in connection with the Tender Offer Agreement, dated as of June 11, 1997 (the 'Tender Offer Agreement'), among the Purchaser, the
Company, DST Systems Inc. and 1888 Limited Partnership. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its or Holding's affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer or prejudice the rights of Tendering Stockholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.


     Subject to, and effective upon, acceptance for payment of, or payment for, the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after June 18, 1997 (a 'Distribution') and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates for such Shares (and Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, upon receipt by the Depositary as the undersigned's agent, of the purchase price with respect to such Shares, (ii) present such Shares (and all Distributions) for transfer on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.


     The undersigned hereby irrevocably appoints Albert G. Lowenthal and  Elaine
K. Roberts (each a 'Purchaser Designee') the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered thereby and accepted for payment and paid for by the Purchaser (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper. All such powers of attorney and proxies, being deemed irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney and proxies may be given with respect thereto (and, if given, will be deemed ineffective). Each Purchaser Designee will, with respect to the Shares (and any Distributions), for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned with respect to such Shares (and any Distributions) as such Purchaser Designee in his or her sole discretion may deem proper. The Purchaser reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon acceptance for payment of such Shares, the Purchaser or any Purchaser Designee is able to exercise full voting rights and all other rights which inure to a record and beneficial holder with respect to such Shares (and any Distributions), including voting at any meeting of stockholders then selected.


     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustee in bankruptcy, personal and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable, provided that the Shares tendered pursuant to the Offer may be withdrawn prior to their acceptance for payment.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions issued to the undersigned on or after June 18, 1997 in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by the Purchaser in its sole discretion.

     The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser with respect to such Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under 'Special Payment Instructions', please issue a check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered.'
Similarly, unless otherwise indicated under 'Special Delivery Instructions', please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered.' In the event that both the 'Special Payment Instructions' and the 'Special Delivery Instructions' are completed, please issue the check for the purchase price and deliver such check and/or return such Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of, and deliver such check and/or return such Certificates (and accompanying documents, as appropriate) to the person(s) so indicated. Unless otherwise indicated herein under 'Special Payment Instructions', in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that the Purchaser has no obligations pursuant to the 'Special Payment Instructions' to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)


          To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

                       Issue (check appropriate box(es)):

 [ ] Check to:
 [ ] Certificate(s) to:
   Name: ____________________________________________________________________
   Address: _________________________________________________________________
   __________________________________________________________________________
                               (INCLUDE ZIP CODE)
   __________________________________________________________________________
                             (TAX IDENTIFICATION OR
                            SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit unpurchased Shares tendered by book-entry transfer to the account set forth below:

                              [ ] DTC    [ ] PDTC
                                  (check one)

   __________________________________________________________________________
                           (DTC/PDTC Account Number)

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 5, 6, AND 7)


     To be completed ONLY if certificates for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

                       Mail (check appropriate box(es)):

   [ ] Check to:
   [ ] Certificate(s) to:

   Name: ____________________________________________________________________
   Address: _________________________________________________________________
   __________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                             (TAX IDENTIFICATION OR
                             SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of a recognized Medallion Program approved by The Securities Transfer Association, Inc. (an 'Eligible Institution'), unless the Shares tendered hereby are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed neither the box labeled 'Special Payment Instructions' nor the box entitled 'Special Delivery Instructions' herein, or (ii) for the account of an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, or if payment is to be made or delivered to, or Certificates evidencing unpurchased Shares are to be issued or returned to, a person other than the registered owner, then the tendered Certificates must be endorsed or accompanied by duly executed powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.


     2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by Tendering Stockholders if Certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase. For a Tendering Stockholder validly to tender Shares pursuant to the Offer, either (a) a properly completed and duly executed

Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees or an Agent's Message (as defined in the Offer to Purchase) in connection with a book-entry delivery of Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date, and either (i) the Certificates evidencing such Shares to be tendered must be received by the Depositary along with this Letter of Transmittal or (ii) Shares must be delivered pursuant to the procedure for book-entry transfer set forth in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary on or prior to the Expiration Date, or (b) the Tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase.


     Tendering Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer on or prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in 'TENDER OFFER -- Procedure for Tendering Shares' of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available to the Purchaser, must be received by the Depositary prior to the Expiration Date, and
(iii) the Certificates representing all tendered Shares in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees or an Agent's Message in connection with a book-entry delivery of the Shares, and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.


     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. All Tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. INADEQUATE SPACE. If the space provided herein is inadequate, the information required under 'Description of Shares Tendered' should be listed on a separate signed schedule attached hereto.

     4. PARTIAL TENDERS. If fewer than all the Shares represented by any Certificates delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box which is entitled 'Number of Shares Tendered.' In such case, a new Certificate for the remainder of the Shares which were evidenced by the old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled 'Special Delivery Instructions' on this Letter of Transmittal, as promptly as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, INSTRUMENTS OF TRANSFER AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Certificates without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates listed or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s). Signatures on such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificates must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signatures on any such Certificates or instruments of transfer must be guaranteed by an Eligible Institution.

     6. TRANSFER TAXES. Except as set forth in this Instruction 6, the Purchaser will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such persons) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Certificate(s) listed in this Letter of Transmittal.

     7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal must be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their addresses and telephone numbers set forth below, and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at the Purchaser's expense.

     9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by the Purchaser, in whole or in part, at any time or from time to time, in the Purchaser's sole discretion.

     10. BACKUP WITHHOLDING. Each Tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ('TIN') on Substitute Form W-9, which is provided under 'Important Tax Information' below and to certify that the stockholder is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the Tendering Stockholder to 31% federal income tax backup withholding on the payment of the purchase price for the Shares. The Tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the Tendering Stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Tendering Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

     11. LOST OR DESTROYED CERTIFICATES. If any Certificate representing Shares has been lost or destroyed, the holder(s) should promptly notify the Company's transfer agent and registrar, Boston Equiserv. The holders will then be instructed as to the procedure to be followed in order to replace such Certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Tendering Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such Tendering Stockholder's correct TIN on Substitute Form W-9 below. If such Tendering Stockholder is an individual, the TIN is his or her social security number. If the Tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Tendering Stockholder should so indicate on the Substitute Form W-9. If the Depositary is not provided with the correct TIN, the Tendering Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Tendering Stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup federal income tax withholding.

     Certain Tendering Stockholders (including, among others, all corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Tendering Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements may be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Tendering Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Federal Government.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup federal income tax withholding on payments of the purchase price for Shares purchased pursuant to the Offer, a Tendering
Stockholder must provide the Depositary with his or her correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Tendering Stockholder is awaiting a TIN) and that (1) such Tendering Stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends, or (2) the Internal Revenue Service has notified the Tendering Stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Tendering Stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares tendered hereby. If the Shares are registered in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report. If the Tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write 'Applied For' in the space provided for in the TIN in Part III, and sign and date the Substitute Form W-9. If 'Applied For' is written in Part III and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 31% on all payments of the purchase price thereafter until a TIN is provided to the Depositary.

                                     IMPORTANT
                   TENDERING STOCKHOLDER: SIGN HERE AND COMPLETE
                          SUBSTITUTE FORM W-9 ON REVERSE

   X____________________________________________________________________________
                    (SIGNATURE(S) OF TENDERING STOCKHOLDER(S))

   Dated: _______________, 1997

          (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock Certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

   Name(s) _____________________________________________________________________
                                  (PLEASE PRINT)
   _____________________________________________________________________________
   Capacity (full title) _______________________________________________________
   _____________________________________________________________________________
   _____________________________________________________________________________
                                (SEE INSTRUCTION 5)
   Address _____________________________________________________________________
   _____________________________________________________________________________
                                (INCLUDE ZIP CODE)
   Area Code and Telephone No. _________________________________________________
                                (HOME)
   _____________________________________________________________________________
                                    (BUSINESS)
   Taxpayer Identification or Social Security No. ______________________________
                  (COMPLETE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                             GUARANTEE OF SIGNATURE(S)
                            (SEE INSTRUCTIONS 1 AND 5)

                      FOR USE BY FINANCIAL INSTITUTIONS ONLY
                              FINANCIAL INSTITUTIONS:
                     PLACE MEDALLION GUARANTEE IN SPACE BELOW

                       PAYER'S NAME: THE BANK OF NEW YORK

SUBSTITUTE                            PART  I -- PLEASE PROVIDE  YOUR TIN IN THE  PART III -- Social Security Number  or
FORM W-9                              BOX  AT THE  RIGHT AND  CERTIFY BY SIGNING  Employer Identification Number
                                      AND DATING BELOW.
                                                                                  (If awaiting TIN write 'Applied For')

DEPARTMENT OF THE TREASURY INTERNAL
REVENUE SERVICE
PAYER'S REQUEST FOR TAXPAYER          PART II -- For Payees exempt from backup withholding, see the enclosed  Guidelines
IDENTIFICATION NUMBER ('TIN') AND     for  Certification of  Taxpayer Identification Number  on Substitute  Form W-9 and
CERTIFICATION                         complete as instructed  therein. Certification  -- Under penalties  of perjury,  I certify that:
                                      (1)  The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me); and
                                      (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all  interest or dividends, or the IRS has  notified me that I am no longer subject to backup withholding.
                                      CERTIFICATION  INSTRUCTIONS: You must  cross out Item  (2) above if  you have been notified by  the  IRS  that you  are  subject  to backup  withholding  because  of underreporting  interest or dividends on your  tax return. However, if after being notified by the  IRS that  you were subject  to backup  withholding, you  received another  notification  from the  IRS that  you  were no  longer subject  to backup withholding, do not  cross out Item  (2). (Also see  instructions in the  enclosed
                                      Guidelines).
                                      NAME:______________________________________________________________________________
                                                                        (Please Print)
                                      SIGNATURE:__________________________________________ DATE:_________________________

NOTE: FAILURE  TO COMPLETE  AND RETURN  THIS SUBSTITUTE  FORM W-9  MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING A TIN.

                CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION

       I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

  SIGNATURE ______________________________ DATE ______________________________

                    The Information Agent for the Offer is:


                           BEACON HILL PARTNERS, INC.
                                90 Broad Street
                                   20th Floor
                            New York, New York 10004
                         Banks and Brokers please call:
                                 (212) 843-8500
                           (800) 854-9486 (toll-free)


                      The Dealer Manager for the Offer is:

                                     [LOGO]

                             FAHNESTOCK & CO. INC.
                           110 Wall Street, 9th Floor
                            New York, New York 10015
                         Call: (212) 668-8000 (collect)


June 18, 1997


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